                                                                    EXHIBIT 10.2


                        FIRST AMENDMENT TO LOAN AGREEMENT

     This FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment") is entered into
                                                   ---------
as of October 12, 2001, by and among CELLSTAR CORPORATION ("Parent"), each of
                                                            ------
Parent's Subsidiaries signatory hereto (together with Parent, each, an individual "Borrower," and collectively, the "Borrowers"), and FOOTHILL CAPITAL
            --------                          ---------
CORPORATION, in its capacity as agent (the "Agent") for the Lenders (as defined
                                            -----
below),

                              W I T N E S S E T H:

     WHEREAS, the Borrowers, the Lenders (as defined therein) and Agent have entered into that certain Loan and Security Agreement dated as of September 28, 2001 (as the same may be further modified, amended, restated or supplemented from time to time, the "Loan Agreement"), pursuant to which the Lenders have
                        --------------
agreed to make loans and other financial accommodations to the Borrowers from time to time; and

     HEREAS, the Borrowers have requested that the Agent and the Lenders increase the Maximum Revolver Amount to $85,000,000 in accordance with Section
                                                                       -------
14.3 and 15.1 of the Loan Agreement, and the Agent and the Lenders have agreed
----     ----
to the requested amendment on the terms and conditions set forth herein; and

     NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that all capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement and further agree as follows:

     1.   Amendment to Section 1.1 of the Loan Agreement.
          ----------------------------------------------

          (a) Section 1.1 of the Loan Agreement, "Definitions," is hereby
                                                  -----------
modified and amended by inserting the following definitions in appropriate alphabetical order therein (and by deleting therefrom any existing definitions of any of the following):

          "Commitment" means, with respect to each Lender, its Commitment, and,
           ----------
with respect to all Lenders, their Commitments, in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on Schedule C-1 or on the signature page of the Assignment and Acceptance pursuant
------------
to which such Lender became a Lender hereunder in accordance with the provisions of Section 14.1.
   ------------

          "Fee Letter" means that certain fee letter, dated as of even date
           ----------
herewith, between Borrowers and Agent, in form and substance satisfactory to Agent, together with any other fee letters which are entered into between Agent and Borrowers after the date hereof.

          "Lender" and "Lenders" have the respective meanings set forth in the
           ------       -------
preamble to this Agreement, and shall include any other Person made a party to this Agreement in accordance with the provisions of Section 14.1.

          "Maximum Revolver Amount" means $85,000,000.
           -----------------------

          (b) Section 1.1 of the Loan Agreement, "Definitions," is hereby
                                                  -----------
modified and amended by deleting the defined terms and definitions of "Additional Commitment," "New Lender" and "Assumption Agreement" in their
 ---------------------    ----------       --------------------
entirety.

     2.   Amendment to Section 2.1 of the Loan Agreement. Section 2.1 of the
          ----------------------------------------------
Loan Agreement, "Revolver Advances" is hereby modified and amended by deleting
                 -----------------
the reference to "$30,000,000" in subsection 2.1(a)(y)(i) in its entirety and inserting "$42,500,000" in substitution thereof.

     3.   Amendment to Section 2.12 of the Loan Agreement. Section 2.12 of the
          -----------------------------------------------
Loan Agreement, "Letters of Credit" is hereby modified and amended by deleting
                 -----------------
the reference to "$10,000,000" in subsection 2.12(a)(ii) in its entirety and inserting "$15,000,000" in substitution thereof.

     4.   Amendment to Section 7.13 of the Loan Agreement. Section 7.13 of the
          -----------------------------------------------
Loan Agreement, "Investments" is hereby modified and amended by deleting
                 -----------
subsection 7.13(c) in its entirety and inserting the following in substitution thereof:

          "(c) the ownership of the Stock of any wholly-owned Subsidiary created after the Closing Date; provided, if such new Subsidiary is a Domestic Subsidiary at the time of its creation, it becomes a Borrower hereunder by executing an amendment to this Agreement assuming all Obligations hereunder and delivers to Agent all other documentation necessary to grant Agent a first-priority perfected Lien on its assets and the parent of such new Subsidiary executes and delivers a Stock Pledge Agreement to Agent pledging the Stock of such new Subsidiary in favor of Agent, or, if such new Subsidiary is a First Tier Foreign Subsidiary, at the time of its creation, Agent receives a pledge of 65% of such First Tier Foreign Subsidiary's Stock,"

     5.   Amendment to Section 14.3 of the Loan Agreement. Section 14.3 of the
          -----------------------------------------------
Loan Agreement, "Additional Commitments" is hereby deleted in its entirety.
                 ----------------------

     6.   Amendment to Section 15.1 of the Loan Agreement. Section 15.1 of the
          -----------------------------------------------
Loan Agreement, "Amendments and Waivers" is hereby modified and amended by
                 ----------------------
deleting subsection 15.1(a) in its entirety and inserting the following in substitution thereof:

          "(a) increase or extend any Commitment of any Lender,"

     7.   No Other Amendments. Except as otherwise expressed herein, the
          -------------------
execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents. Except for the amendment set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect and each Borrower hereby ratifies and confirms its obligations thereunder. This Amendment shall not constitute a modification of the Loan Agreement or a course of dealing with the Agent or the Lenders at variance with the Loan Agreement such as to require further notice by the Agent or the Lenders to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future, except as expressly set forth herein. Each Borrower acknowledges and expressly agrees that the Agent and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Loan Agreement and the other Loan Documents. The Borrowers have no knowledge of any challenge to the Agent's or any Lenders' claims arising under the Loan Documents, or to the effectiveness of the Loan Documents.

     8.   Conditions  Precedent to Effectiveness.  This Amendment shall become
          --------------------------------------
effective as of the date hereof when, and only when, the Agent shall have received all of the following documents:

          (a) fully executed and delivered counterparts of this Amendment by the Borrowers, Lenders and Agent;

          (b) a fully executed and delivered General Syndication Assignment and Acceptance Agreement from the Lenders party thereto;

          (c) a fully executed and delivered Fee Letter of even date herewith, together with the fees payable thereunder; and

          (d) such other information, documents, instruments or approvals as the Agent or the Agent's counsel may reasonably require.

     9.   Representations and Warranties of Borrowers. Each Borrower represents
          -------------------------------------------
and warrants to the Agent and the Lenders as follows:

          (a) Each Borrower is a corporation or limited partnership organized or formed, as the case may be, validly existing and in good standing under the laws of the jurisdiction indicated on the signature pages hereto and in all other jurisdictions in which the failure to be so qualified reasonably could be expected to constitute a Material Adverse Change;

          (b) The execution, delivery, and performance by each Borrower of this Amendment and the Loan Documents to which it is a party, as amended hereby, are within such Borrower's corporate or partnership authority, have been duly authorized by all necessary corporate or partnership action and do not and will not (i) violate any provision of federal, state, or local law or regulation applicable to such Borrower, the Governing Documents of any Borrower, or any order, judgment, or decree of any court or other Governmental Authority binding on any Borrower, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Borrower, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of any Borrower, other than Permitted Liens, or (iv) require any approval of any Borrower's shareholders, partners, or members or any approval or consent of any Person under any material contractual obligation of any Borrower;

          (c) The execution, delivery, and performance by each Borrower of this Amendment and the Loan Documents to which it is a party, as amended hereby, do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Person;

          (d) This Amendment and each other Loan Document to which each Borrower is a party, and all other documents contemplated hereby and thereby, when executed and delivered by each Borrower will be the legally valid and binding obligations of such Borrower, enforceable against each Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally; and

          (e) No Default or Event of Default is existing.

     10. Counterparts. This Amendment may be executed in multiple counterparts,
         ------------
each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission shall be deemed an original signature hereto.

     11. Reference to and Effect on the Loan Documents. Upon the effectiveness
         ---------------------------------------------
of this Amendment, on and after the date hereof each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement" "thereunder", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

     12. Costs, Expenses and Taxes. Borrowers agree to pay on demand all
         -------------------------
reasonable costs and expenses in connection with the preparation, execution, and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder.

     13. Governing Law. This Amendment shall be deemed to be made pursuant to
         -------------
the laws of the State of Georgia with respect to agreements made and to be performed wholly in the State of Georgia, and shall be construed, interpreted, performed and enforced in accordance therewith.

     14. Loan Document. This Amendment shall be deemed to be a Loan Document for
         -------------
all purposes.

               [THE REMAINDER OF THE PAGE IS INTENTIONALLY BLANK.]

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            IN WITNESS WHEREOF, the parties hereto have executed and
delivered this Amendment as of the day and year first written above.

                                        CELLSTAR CORPORATION,
                                        a Delaware corporation

                                        /s/ ELAINE FLUD RODRIGUEZ
                                        ----------------------------------
                                        By: Elaine Flud Rodriguez
                                        Title: Sr. VP and General Counsel


                                        CELLSTAR, LTD.,
                                        a Texas limited partnership

                                        By: National Auto Center, Inc.
                                            its General Partner


                                        /s/ ELAINE FLUD RODRIGUEZ
                                        -----------------------------------
                                        By: Elaine Flud Rodriguez
                                        Title: Sr. VP and General Counsel

                                        NATIONAL AUTO CENTER, INC.,
                                        a Delaware corporation


                                        /s/ ELAINE FLUD RODRIGUEZ
                                        ------------------------------------
                                        By: Elaine Flud Rodriguez
                                        Title: Sr. VP and General Counsel

                                        CELLSTAR AIR SERVICES, INC.,
                                        a Delaware corporation


                                        /s/ ELAINE FLUD RODRIGUEZ
                                        ------------------------------------
                                        By: Elaine Flud Rodriguez
                                        Title: Sr. VP and General Counsel


                       FIRST AMENDMENT TO LOAN AGREEMENT
                                Signature Page 1

                                        CELLSTAR TELECOM, INC.,
                                        a Delaware corporation

                                        /s/ ELAINE FLUD RODRIGUEZ
                                        ------------------------------------
                                        By: Elaine Flud Rodriguez
                                        Title: Sr. VP and General Counsel


                                        CELLSTAR FINANCO, INC.,
                                        a Delaware corporation

                                        /s/ ELAINE FLUD RODRIGUEZ
                                        -------------------------------------
                                        By: Elaine Flud Rodriguez
                                        Title: Sr. VP and General Counsel


                                        A&S AIR SERVICE, INC.,
                                        a Delaware Corporation

                                        /s/ ELAINE FLUD RODRIGUEZ
                                        -------------------------------------
                                        By: Elaine Flud Rodriguez
                                        Title: Sr. VP and General Counsel


                                        CELLSTAR INTERNATIONAL CORPORATION/SA,
                                        a Delaware corporation

                                        /s/ ELAINE FLUD RODRIGUEZ
                                        -------------------------------------
                                        By: Elaine Flud Rodriguez
                                        Title: Sr. VP and General Counsel


                                        CELLSTAR FULFILLMENT, INC.,
                                        a Delaware corporation

                                        /s/ ELAINE FLUD RODRIGUEZ
                                        -----------------------------------
                                        By: Elaine Flud Rodriguez
                                        Title: Sr. VP and General Counsel


                        FIRST AMENDMENT TO LOAN AGREEMENT
                                Signature Page 2

                                        CELLSTAR INTERNATIONAL
                                        CORPORATION/ASIA,
                                        a Delaware Corporation

                                        /s/ ELAINE FLUD RODRIGUEZ
                                        -----------------------------------
                                        By: Elaine Flud Rodriguez
                                        Title: Sr. VP and General Counsel


                                        AUDIOMEX EXPORT CORP.,
                                        a Texas corporation

                                        /s/ ELAINE FLUD RODRIGUEZ
                                        -----------------------------------
                                        By: Elaine Flud Rodriguez
                                        Title: Sr. VP and General Counsel


                                        NAC HOLDINGS, INC.,
                                        a Nevada corporation

                                        /s/ ELAINE FLUD RODRIGUEZ
                                        -----------------------------------
                                        By: Elaine Flud Rodriguez
                                        Title: President


                                        CELLSTAR GLOBAL SATELLITE
                                        SERVICES, LTD., a
                                        Texas limited partnership

                                        By: National Auto Center, Inc.
                                            its General Partner


                                        /s/ ELAINE FLUD RODRIGUEZ
                                        -----------------------------------
                                        By: Elaine Flud Rodriguez
                                        Title: Sr. VP and General Counsel


                       FIRST AMENDMENT TO LOAN AGREEMENT
                                Signature Page 3

                                        CELLSTAR FULFILLMENT LTD.,
                                        a Texas limited partnership

                                        By: CellStar Fulfillment, Inc.
                                            its General Partner

                                        /s/ ELAINE FLUD RODRIGUEZ
                                        ------------------------------------
                                        By: Elaine Flud Rodriguez
                                        Title: Sr. VP and General Counsel


                                        FLORIDA PROPERTIES, INC.,
                                        a Texas corporation

                                        /s/ ELAINE FLUD RODRIGUEZ
                                        ------------------------------------
                                        By: Elaine Flud Rodriguez
                                        Title: Sr. VP and General Counsel


                                        FOOTHILL CAPITAL CORPORATION,
                                        a California corporation, as Agent
                                        and as a Lender

                                        /s/ PATRICIA MCLOUGHLIN
                                        ------------------------------------
                                        By: Patricia McLoughlin
                                        Title: Director, Loan Sales
                                        Syndication


                       FIRST AMENDMENT TO LOAN AGREEMENT
                                Signature Page 4